Christopher R. Rowley crowley@velaw.com

Tel +1.214.220.7972 Fax +1.214.999.7972

March 22, 2013

Teletouch Communications, Inc.

5718 Airport Freeway

Fort Worth, Texas 76117

Attn: Corporate Secretary

Re:         Written Consents of Stockholders of Teletouch Communications, Inc.

Dear Sir or Madam:

On behalf of Stratford Capital Partners, L.P. and Retail & Restaurant Growth Capital, L.P. (together, “Stratford/RRGC”), Stratford/RRGC hereby submits the enclosed written consents (“Consents”) of the stockholders of Teletouch Communications, Inc. (the “Company”) relating to the Proposals set forth on Exhibit A hereto (collectively, the “Proposals”).

As evidenced by the Consents, stockholders representing more than more than two thirds of the shares outstanding as of the date hereof have approved each of the Proposals. Accordingly, each of the Proposals has been effectuated upon delivery without any further action in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”).

If the Company contends that the Proposals have not been effectuated for any reason or the Consents are otherwise deficient in any respect, please notify the undersigned in writing, setting forth the facts that the Company contends support its position. In the absence of such prompt notice, Stratford/RRGC will assume that the Company agrees that each of the Proposals has been effectuated and that it will promptly comply with the applicable notice requirements under Section 228(e) of the DGCL.

Very truly yours,
/s/ Christopher R. Rowley
Christopher R. Rowley

cc:        Robert M. McMurrey

Vinson & Elkins LLP Attorneys at Law	Trammell Crow Center, 2001 Ross Avenue, Suite 3700
Abu Dhabi Austin Beijing Dallas Dubai Hong Kong Houston London Moscow	Dallas, TX 75201-2975
New York Palo Alto Riyadh San Francisco Shanghai Tokyo Washington	Tel +1.214.220.7700 Fax +1.214.220.7716 www.velaw.com

EXHIBIT A

Proposal No. 1 – Repeal any provision of the Teletouch Communications, Inc. (the “Company”) By – Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. 1 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2012;

Proposal No.2 – Remove without cause five (5) members of the Company’s Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of these proposals;

Proposal No. 3 – Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company; and

Proposal No. 4 – Elect Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders.

WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY STRATFORD CAPITAL PARTNERS, L.P., STRATFORD CAPITAL GP ASSOCIATES, L.P., STRATFORD CAPITAL CORPORATION, RETAIL & RESTAURANT GROWTH CAPITAL, L.P., RETAIL & RESTAURANT GROWTH PARTNERS, L.P., RETAIL & RESTAURANT GROWTH MANAGEMENT, INC., JOHN R. MUSE, JOSEPH L. HARBERG, RAYMOND C. HEMMIG, SCOTT M. KLEBERG, DAVID W. KNICKEL AND CHARLES DANIEL YOST (COLLECTIVELY, THE “STRATFORD GROUP”)

CONSENT

Unless otherwise indicated below, the undersigned, a stockholder of record of Teletouch Communications, Inc. (the “Company”) on the date hereof (the “Record Date”), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all Shares of common stock (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. THE STRATFORD GROUP RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS LISTED BELOW (COLLECTIVELY, THE “PROPOSALS”).

1.	Repeal any provision of the Company's By-Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. l to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012 (the “Bylaw Restoration Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

2.	Remove, without cause, five (5) members of the Company’s Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of the Proposals (the “Removal Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN THE REMOVAL PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN THE REMOVAL PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

3.	Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company (the “Vacancy Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

4.	Elect the nominees of the Stratford Group, Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders (the "Election Proposal").

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN THE ELECTION PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN THE ELECTION PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

Each Proposal will be effective without further action upon delivery to the Company such requisite number of consents. The Bylaw Restoration Proposal, the Removal Proposal and the Vacancy Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned, in part, upon the effectiveness of the Removal Proposal.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	March 22, 2013

STRATFORD CAPITAL PARTNERS L P	2,610,000 SHARES

By:	Stratford Capital GP Associates L.P., its general partner	STRATFORD CAPITAL PARTNERS LP

300 CRESCENT COURT #500
By:	Stratford Capital Corporation, its general partner	DALLAS TX 75201

By:	/s/ David W. Knickel
Name:	David W. Knickel
Title:	Vice President

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY THE STRATFORD GROUP AND NOT ON BEHALF OF THE COMPANY.

WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY STRATFORD CAPITAL PARTNERS, L.P., STRATFORD CAPITAL GP ASSOCIATES, L.P., STRATFORD CAPITAL CORPORATION, RETAIL & RESTAURANT GROWTH CAPITAL, L.P., RETAIL & RESTAURANT GROWTH PARTNERS, L.P., RETAIL & RESTAURANT GROWTH MANAGEMENT, INC., JOHN R. MUSE, JOSEPH L. HARBERG, RAYMOND C. HEMMIG, SCOTT M. KLEBERG, DAVID W. KNICKEL AND CHARLES DANIEL YOST (COLLECTIVELY, THE “STRATFORD GROUP”)

CONSENT

Unless otherwise indicated below, the undersigned, a stockholder of record of Teletouch Communications, Inc. (the “Company”) on the date hereof (the “Record Date”), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all Shares of common stock (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. THE STRATFORD GROUP RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS LISTED BELOW (COLLECTIVELY, THE “PROPOSALS”).

1.	Repeal any provision of the Company's By-Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. l to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012 (the “Bylaw Restoration Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

2.	Remove, without cause, five (5) members of the Company's Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of the Proposals (the “Removal Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN THE REMOVAL PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN THE REMOVAL PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

3.	Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company (the “Vacancy Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

4.	Elect the nominees of the Stratford Group, Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders (the “Election Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN THE ELECTION PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN THE ELECTION PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

Each Proposal will be effective without further action upon delivery to the Company such requisite number of consents. The Bylaw Restoration Proposal, the Removal Proposal and the Vacancy Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned, in part, upon the effectiveness of the Removal Proposal.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	March 22, 2013

STRATFORD CAPITAL PARTNERS L P	3,809,401 SHARES

By:	Stratford Capital GP Associates L.P., its general partner	STRATFORD CAPITAL PARTNERS LP

200 CRESCENT COURT SUITE 1600
By:	Stratford Capital Corporation, its general partner	DALLAS TX 75201

By:	/s/ David W. Knickel
Name:	David W. Knickel
Title:	Vice President

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY THE STRATFORD GROUP AND NOT ON BEHALF OF THE COMPANY.

WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY STRATFORD CAPITAL PARTNERS, L.P., STRATFORD CAPITAL GP ASSOCIATES, L.P., STRATFORD CAPITAL CORPORATION, RETAIL & RESTAURANT GROWTH CAPITAL, L.P., RETAIL & RESTAURANT GROWTH PARTNERS, L.P., RETAIL & RESTAURANT GROWTH MANAGEMENT, INC., JOHN R. MUSE, JOSEPH L. HARBERG, RAYMOND C. HEMMIG, SCOTT M. KLEBERG, DAVID W. KNICKEL AND CHARLES DANIEL YOST (COLLECTIVELY, THE “STRATFORD GROUP”)

CONSENT

Unless otherwise indicated below, the undersigned, a stockholder of record of Teletouch Communications, Inc. (the “Company”) on the date hereof (the “Record Date”), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all Shares of common stock (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. THE STRATFORD GROUP RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS LISTED BELOW (COLLECTIVELY, THE “PROPOSALS”).

1.	Repeal any provision of the Company's By-Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. l to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012 (the “Bylaw Restoration Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

2.	Remove, without cause, five (5) members of the Company's Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of the Proposals (the “Removal Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN THE REMOVAL PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN THE REMOVAL PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

3.	Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company (the “Vacancy Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

4.	Elect the nominees of the Stratford Group, Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders (the “Election Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN THE ELECTION PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN THE ELECTION PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

Each Proposal will be effective without further action upon delivery to the Company such requisite number of consents. The Bylaw Restoration Proposal, the Removal Proposal and the Vacancy Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned, in part, upon the effectiveness of the Removal Proposal.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	March 22,2013

STRATFORD CAPITAL PARTNERS L P	11,190,599 SHARES

By:	Stratford Capital GP Associates L.P., its general partner	STRATFORD CAPITAL PARTNERS LP

200 CRESCENT COURT SUITE 1600
By:	Stratford Capital Corporation, its general partner	DALLAS TX 7520l

By:	/s/ David W.Knickel
Name:	David W.Knickel
Title:	Vice President

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY THE STRATFORD GROUP AND NOT ON BEHALF OF THE COMPANY.

WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY STRATFORD CAPITAL PARTNERS, L.P., STRATFORD CAPITAL GP ASSOCIATES, L.P., STRATFORD CAPITAL CORPORATION, RETAIL & RESTAURANT GROWTH CAPITAL, L.P., RETAIL & RESTAURANT GROWTH PARTNERS, L.P., RETAIL & RESTAURANT GROWTH MANAGEMENT, INC., JOHN R. MUSE, JOSEPH L. HARBERG, RAYMOND C. HEMMIG, SCOTT M. KLEBERG, DAVID W. KNICKEL AND CHARLES DANIEL YOST (COLLECTIVELY, THE “STRATFORD GROUP”)

CONSENT

Unless otherwise indicated below, the undersigned, a stockholder of record of Teletouch Communications, Inc. (the “Company”) on the date hereof (the “Record Date”), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all Shares of common stock (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. THE STRATFORD GROUP RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS LISTED BELOW (COLLECTIVELY, THE “PROPOSALS”).

1.	Repeal any provision of the Company’s By-Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. l to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012 (the “Bylaw Restoration Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

2.	Remove, without cause, five (5) members of the Company’s Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of the Proposals (the “Removal Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN THE REMOVAL PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN THE REMOVAL PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

3.	Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company (the “Vacancy Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

4.	Elect the nominees of the Stratford Group, Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders (the “Election Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN THE ELECTION PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN THE ELECTION PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

Each Proposal will be effective without further action upon delivery to the Company such requisite number of consents. The Bylaw Restoration Proposal, the Removal Proposal and the Vacancy Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned, in part, upon the effectiveness of the Removal Proposal.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	March 22, 2013

RETAIL & RESTAURANT GROWTH CAPITAL L P	2,539,600 SHARES

By:	Retail & Restaurant Growth Partners, L.P., its general partner	RETAIL & RESTAURANT GROWTH CAPITAL L P

2701 E PLANO PKWY SUITE 200
By:	Retail & Restaurant Growth Management, Inc., its general partner	PLANO TX 75074

By:	/s/ Raymond C.Hemmig
Name:	Raymond C.Hemmig
Title:	Chairman and CEO

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY THE STRATFORD GROUP AND NOT ON BEHALF OF THE COMPANY.

WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY STRATFORD CAPITAL PARTNERS, L.P., STRATFORD CAPITAL GP ASSOCIATES, L.P., STRATFORD CAPITAL CORPORATION, RETAIL & RESTAURANT GROWTH CAPITAL, L.P., RETAIL & RESTAURANT GROWTH PARTNERS, L.P., RETAIL & RESTAURANT GROWTH MANAGEMENT, INC., JOHN R. MUSE, JOSEPH L. HARBERG, RAYMOND C. HEMMIG, SCOTT M. KLEBERG, DAVID W. KNICKEL AND CHARLES DANIEL YOST (COLLECTIVELY, THE “STRATFORD GROUP”)

CONSENT

Unless otherwise indicated below, the undersigned, a stockholder of record of Teletouch Communications, Inc. (the “Company”) on the date hereof (the “Record Date”), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all Shares of common stock (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. THE STRATFORD GROUP RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS LISTED BELOW (COLLECTIVELY, THE “PROPOSALS”).

1.	Repeal any provision of the Company's By-Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. 1 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012 (the “Bylaw Restoration Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

2.	Remove, without cause, five (5) members of the Company's Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of the Proposals (the “Removal Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN THE REMOVAL PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN THE REMOVAL PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

3.	Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company (the “Vacancy Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

4.	Elect the nominees of the Stratford Group, Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders (the “Election Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN THE ELECTION PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN THE ELECTION PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

Each Proposal will be effective without further action upon delivery to the Company such requisite number of consents. The Bylaw Restoration Proposal, the Removal Proposal and the Vacancy Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned, in part, upon the effectiveness of the Removal Proposal.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	March 22, 2013

RETAIL & RESTAURANT GROWTH CAPITAL L P	7,460,400 SHARES

By:	Retail & Restaurant Growth Partners, L.P., its general partner	RETAIL & RESTAURANT GROWTH CAPITAL L P

2701 E PLANO PKWY SUITE 200
By:	Retail & Restaurant Growth Management, Inc., its general partner	PLANO TX 75074

By:	/s/ Raymond C.Hemmig
Name:	Raymond C.Hemmig
Title:	Chairman and CEO

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY THE STRATFORD GROUP AND NOT ON BEHALF OF THE COMPANY.

WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY STRATFORD CAPITAL PARTNERS, L.P., STRATFORD CAPITAL GP ASSOCIATES, L.P., STRATFORD CAPITAL CORPORATION, RETAIL & RESTAURANT GROWTH CAPITAL, L.P., RETAIL & RESTAURANT GROWTH PARTNERS, L.P., RETAIL & RESTAURANT GROWTH MANAGEMENT, INC., JOHN R. MUSE, JOSEPH L. HARBERG, RAYMOND C. HEMMIG, SCOTT M. KLEBERG, DAVID W. KNICKEL AND CHARLES DANIEL YOST (COLLECTIVELY, THE “STRATFORD GROUP”)

CONSENT

Unless otherwise indicated below, the undersigned, a stockholder of record of Teletouch Communications, Inc. (the “Company”) on the date hereof (the “Record Date”), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all Shares of common stock (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. THE STRATFORD GROUP RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS LISTED BELOW (COLLECTIVELY, THE “PROPOSALS”).

1.	Repeal any provision of the Company's By-Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. 1 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012 (the “Bylaw Restoration Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

2.	Remove, without cause, five (5) members of the Company's Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of the Proposals (the “Removal Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN THE REMOVAL PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN THE REMOVAL PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

3.	Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company (the “Vacancy Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

4.	Elect the nominees of the Stratford Group, Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders (the “Election Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN THE ELECTION PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN THE ELECTION PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

Each Proposal will be effective without further action upon delivery to the Company such requisite number of consents. The Bylaw Restoration Proposal, the Removal Proposal and the Vacancy Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned, in part, upon the effectiveness of the Removal Proposal.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	March 22, 2013

RETAIL AND RESTAURANT GROWTH CAPITAL L P	1,740,400 SHARES

By:	Retail & Restaurant Growth Partners, L.P., its general partner	RETAIL & RESTAURANT GROWTH CAPITAL L P

5001 LBJ FWY #1020
By:	Retail & Restaurant Growth Management, Inc., its general partner	DALLAS TX 75244

By:	/s/ Raymond C. Hemmig
Name:	Raymond C. Hemmig
Title:	Chairman and CEO

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY THE STRATFORD GROUP AND NOT ON BEHALF OF THE COMPANY.

WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY STRATFORD CAPITAL PARTNERS, L.P., STRATFORD CAPITAL GP ASSOCIATES, L.P., STRATFORD CAPITAL CORPORATION, RETAIL & RESTAURANT GROWTH CAPITAL, L.P., RETAIL & RESTAURANT GROWTH PARTNERS, L.P., RETAIL & RESTAURANT GROWTH MANAGEMENT, INC., JOHN R. MUSE, JOSEPH L. HARBERG, RAYMOND C. HEMMIG, SCOTT M. KLEBERG, DAVID W. KNICKEL AND CHARLES DANIEL YOST (COLLECTIVELY, THE “STRATFORD GROUP”)

CONSENT

Unless otherwise indicated below, the undersigned, a stockholder of record of Teletouch Communications, Inc. (the “Company”) on the date hereof (the “Record Date”), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all Shares of common stock (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company.

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. THE STRATFORD GROUP RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS LISTED BELOW (COLLECTIVELY, THE “PROPOSALS”).

1.	Repeal any provision of the Company's By-Laws (the “Bylaws”) in effect at the time this proposal becomes effective, including any amendments thereto, which were not included in the Bylaws incorporated by reference to Amendment No. 1 to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012 (the “Bylaw Restoration Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

2.	Remove, without cause, five (5) members of the Company's Board of Directors (the “Board”), Clifford E. McFarland, Henry Y. L. Toh, Marshall G. Webb, Terry K. Dorsey, Ph.D. and Ronald L. Latta, Jr., including any person (other than the Nominees identified below) elected or appointed to the Board to fill any vacancy on the Board or any newly-created directorships after the Record Date and prior to the effectiveness of the Proposals (the “Removal Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN THE REMOVAL PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN THE REMOVAL PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

3.	Amend Article II, Section 2.2 of the Bylaws to provide that any vacancies on the Board resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company (the “Vacancy Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

4.	Elect the nominees of the Stratford Group, Joseph L. Harberg, Raymond C. Hemmig, Scott M. Kleberg, David W. Knickel and Charles Daniel Yost (collectively, the “Nominees”), to serve as directors of the Company as follows: David W. Knickel and Joseph L. Harberg to serve as Class II directors with terms expiring at the 2012 Annual Meeting of Stockholders, Charles Daniel Yost to serve as a Class III director with a term expiring at the 2013 Annual Meeting of Stockholders and Scott M. Kleberg and Raymond C. Hemmig to serve as Class I directors with terms expiring at the 2014 Annual Meeting of Stockholders (the “Election Proposal”).

☒	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN THE ELECTION PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN THE ELECTION PROPOSAL, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

Each Proposal will be effective without further action upon delivery to the Company such requisite number of consents. The Bylaw Restoration Proposal, the Removal Proposal and the Vacancy Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned, in part, upon the effectiveness of the Removal Proposal.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	March 22, 2013

Lazarus Investment Partners LLLP	5,285,397 SHARES

Lazarus Investment Partners LLLP
3200 Cherry Creek South Drive
By:	Lazarus Management Company LLC It’s General Partner	Suite 670 Denver, CO 80209

By:	/s/ Justin B. Borus
Justin B. Borus. Manager

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY THE STRATFORD GROUP AND NOT ON BEHALF OF THE COMPANY.